Exhibit 16.1


October 10, 2001


Securities and Exchange Commission
Washington, D.C. 20549

Re:      Cimnet, Inc.
         File No. 0-22597


Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Cimnet, Inc. dated October 4, 2001, and agree with the statements concerning our Firm contained therein.


Very truly yours,



/s/ Grant Thornton LLP



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